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                                                                   EXHIBIT 10.37


                             BUSINESS LOAN AGREEMENT


NAME(S)/ADDRESS(ES) OF BORROWER(S) ("Borrower, I, My or Me")

     MAXCO, INC.
     1118 CENTENNIAL WAY
     LANSING MI 48917


NAME/ADDRESS OF LENDER (CREDITOR) ("Lender, You, or Your")

     CAPITOL NATIONAL BANK
     200 WASHINGTON SQUARE NORTH
     LANSING, MI 48933

TYPE OF BUSINESS

METALS SERVICE CENTERS /X/  CORPORATION  / / PARTNERSHIP / / PROPRIETORSHIP
                            LIMITED LIABILITY        LIMITED LIABILITY
                      / /   COMPANY              / / PARTNERSHIP

                AMOUNT AND TERM OF LOAN(S) OR LINE(S) OF CREDIT

AMOUNT                                              $2,700,000.00
TWO MILLION SEVEN HUNDRED THOUSAND AND NO/100

TRANSACTION DATE   MATURITY DATE   ACCOUNT NUMBER   /X/ LOAN  / / LINE OF CREDIT
5/28/2004

INTEREST RATE
            WSJP + 1.0%

PURPOSE OF CREDIT

PAYOFF NATIONAL CITY AND COMERICA BANK.

The undersigned Borrower, in consideration of the Lender granting the loan(s) or line(s) of credit upon the terms described above hereby agrees, warrants and represents as follows:

A. PREPAYMENT. Borrower agrees that in the event of prepayment, the Borrower will pay a prepayment penalty on the following basis:


B. ACCOUNTING AND COMPENSATING BALANCES. Borrower agrees to maintain the following accounts with Lender:


  BORROWER AGREES TO MAINTAIN A DEPOSITORY RELATIONSHIP WITH CAPITOL NATIONAL BANK THROUGHOUT LIFE OF THE LOAN.

     1. % of the balance of the loan or used portion of the line of credit plus
     2.     % of any unused portion of the line of credit, if any.

C. FINANCIAL REQUIREMENTS. Provisions 1 and 2 below shall be in accordance with generally accepted accounting principles.

   1. Borrower will maintain a net worth of at least $
   2. Borrower will maintain current assets in excess of current liabilities
      in a ratio of at least              to one.
   3. Borrower will not make (without prior written consent of Lender) investments in fixed assets in excess of: $
   4. Borrower will enter into no lease (without prior written consent of Lender) with an aggregate rental of more than: $
   5. Borrower will cause its following named creditor(s) to subordinate its debt to the debt of the Borrower to Lender in a form prescribed by Lender.

                       NAME OF CREDITOR            DOLLAR AMOUNT SUBORDINATED





   6. Borrower will submit financial data as follows:

  QUARTERLY SEC 10Q & ANNUAL SEC 10K STATEMENTS ON BORROWER. ANNUAL PERSONAL FINANCIAL STATEMENTS ON GUARANTOR. IRS TAX RETURNS ON BOTH BORROWER & GUARANTOR.


D. SECURITY. To secure its loan or line of credit, the Borrower has or will deliver possession of the following collateral or will execute the following instruments of pledge, mortgage, assignment, guarantee, or security agreement and will comply with all of the provisions of those documents:

DEMAND NOTE BETWEEN ATMOSPHERE ANNEALING INC. AND MAXCO, INC. DATED JANUARY 3, 1997. ALL ASSETS. 1,785,838 SHARES OF INTERGRAL VISION, INC. STOCK & 454,767 SHARES OF MEDAR, INC. NKA INTEGRAL VISION, INC. STOCK. REFER TO SECURITY AGREEMENTS DATED 05/28/04. ***

E. GUARANTORS. To induce the Lender to extend and continue to extend financial accommodations to Borrower, the following named individual(s) or entity(ies) have agreed to guarantee repayment of any Indebtedness of Borrower:


The Borrower(s) acknowledge(s) having read and understood the terms listed on page one as well as on pages two and three hereof and agrees to be bound by and to comply with them:



By  X /s/ Vincent Shunsky         5/28/04     By  X
     ------------------------------------          ----------------------------
                                  Date                                   Date
       VINCENT SHUNSKY
Its    VICE PRESIDENT OF FINANCE              Its
       & TREASURER

By  X                                         By  X
     ------------------------------------          ----------------------------
                                  Date                                   Date
Its                                           Its

GENERAL AGREEMENTS


     1. The business of the Borrower shall be continued in its present form and at the address as shown on page one, and the Borrower will not enter into changes of its partnership agreement, limited liability company articles of organization, or, if a corporation, enter into a consolidation, merger, or permit a majority of its common stock to be transferred, or grant options which could result in such actions unless the Lender is first notified and consents in writing to any such change.

     2. The proceeds of the loan or line of credit will be used lawfully and exclusively for the benefit of the Borrower's business and for the purpose set forth on page one.

     3. All collateral security given to secure the loan or line of credit shall also secure all of the other obligations of the Borrower to the Lender of whatsoever nature, past, present, or future. All collateral security given for other obligations of the Borrower to the Lender, together with any debt from Lender to Borrower, (including, but not limited to checking, deposit accounts, certificates of deposit, savings accounts, and the like) shall, likewise, secure the loan or line of credit described on page one. It is the expressed intent to cross-collateralize all of the borrowings or other indebtedness of Borrower to the Lender. The breach of the terms of any note, security agreement, mortgage, pledge, or loan agreement of whatsoever nature between the Borrower and the Lender shall constitute default and breach of all such agreements, including this agreement.

     4. The Borrower will at all times maintain in full force adequate liability and property insurance to protect its assets, the insurance to be in such form and such amounts as the Lender, at its sole discretion, may require.

     5. This agreement shall pertain to and govern monies owed by Borrower to Lender, identified as loan(s) and/or line(s) of credit on page one, including all renewals, extensions and changes of form related thereto, until the same have been paid In full.

G. BORROWER'S WARRANTIES

Borrower Warrants:

     1. All representations and statements of whatever nature made or delivered to the Lender at any time prior to, contemporaneous with, or subsequent to this agreement have been, are, or shall be true in all respects.

     2. The Borrower has full and unencumbered title to all property relied upon by the Lender as security and to all assets set forth in any financial statement, unless otherwise indicated in such statement.

     3. The Borrower will keep its books and records in accordance with generally accepted accounting principles and will deliver balance sheets as well as profit and loss statements from time to time in a form satisfactory to the Lender.

     4. The Borrower agrees that the Lender may itself, or by its authorized representative, inspect the premises, books, and records of the Borrower during regular business hours and at reasonable intervals.

     5. As to any real estate which has been, is now, or will be in the future owned or occupied by Borrower, that such real estate has not in the past, nor will now or in the future be allowed in any manner to be exposed to or contain hazardous or environmentally harmful substances as may be defined or regulated by any state or federal law or regulation which impacts, in any way, such substances, except to the extent the existence of such substances has been presently disclosed in writing to Lender, and Borrower will immediately notify Lender in writing of any assertion made by any party to the contrary. Borrower indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorney fees, incurred directly or indirectly as a result of Borrower's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any state or federal law or regulation.

     6. If the Borrower is a corporation, it will not pay dividends or purchase or retire any of its capital stock without written permission of the Lender.

     7. The Borrower will not, during the term of this agreement, incur any other indebtedness for borrowed money, become a guarantor or surety for any third party, will not lend money, encumber any of its assets, or sell any asset, except in the ordinary course of Borrower's business, without the written permission of the Lender. For the purposes of this section, the sale of accounts is deemed to be borrowing money.

H. EVENTS OF DEFAULT

     The Borrower agrees to pay all of the Lender's expenses incidental to perfecting Lender's security interests and liens, including all insurance premiums and title insurance costs, Uniform Commercial Code search fees, and all, fees incurred by Lender for audits, inspection, and copying of Borrower's books and records. In addition, any costs associated with the closing of this loan, attorney fees and other incidental costs shall be paid by Borrower. The Borrower also agrees to pay all costs and expenses of Lender in connection with the enforcement of Lender's rights and remedies under this agreement, the Related Documents, and any other agreements between the Borrower and Lender in connection with any amendments, modifications, waiver of consent with respect to this agreement, including reasonable attorney fees.

     Any failure of the Borrower to pay any interest, principal, or fee when due; any breach or default of any term, condition or warranty of this agreement or any other agreement between the Borrower and the Lender; any appointment of a receiver, trustee, or assignment for the benefit of creditors; any voluntary or involuntary bankruptcy insolvency proceeding; any assessment for taxes (other than real property taxes) levied by any government entity; or any lien, attachment, or garnishment by a creditor of the Borrower shall constitute a default hereof. Borrower shall also be in default if the Lender should, in good faith, believe the Borrower's ability to repay its indebtedness under this Agreement, any collateral, or the ability to resort to any collateral, is or soon will be impaired, time being of the very essence.

I.  REMEDIES ON DEFAULT

     In addition to any other remedies upon an event of Default, Lender shall have the right to cease to make any further advances under this Agreement, or any other indebtedness which Borrower has with Lender. Upon such a default the Lender may, at its sole and absolute option, declare all sums due from the Borrower immediately due and payable regardless of the terms of any note or other evidence of indebtedness between the Borrower and the Lender. No indulgence or failure of the Lender to enforce any rights hereunder or under any other agreement between the Borrower and the Lender shall constitute a waiver or those terms by the Lender, and the Lender may enforce such terms upon subsequent or continuing default.

J. DEFINITIONS

     1. "AGREEMENT" shall mean this Business Loan Agreement.

     2. "COLLATERAL shall mean the Property which Borrower and any other Obligor has pledged, mortgaged, or granted Lender a security interest in, wherever located and whether now ended or hereafter acquired, together with all replacements, substitutions, proceeds and products thereof.

     3. "EVENT OF DEFAULT" shall mean any of the events described in section H of this Agreement and in the Related Documents.

     4. "FINANCIAL STATEMENTS" shall mean all balance sheets, earnings statements, and other financial information (whether of Borrower, or an Obligor) which have been, are now, or are in the future furnished to Lender.

     5. "INDEBTEDNESS" shall mean the Loan(s) and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender advances for payments of insurance, taxes, any amounts advanced by Lender to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

By initialing, I acknowledge this is page 2 of 3 of the Business Loan Agreement.

 /s/ VS
--------        --------          --------          --------
Initials        Initials          Initials          Initials

     6. "OBLIGOR" shall mean any person having any obligation to Lender, whether for the payment of money or otherwise, under this Agreement or under the Related Documents, including but not limited to Guarantor and any other guarantors of the Indebtedness.

     7. "PROPERTY" shall mean all of Borrower's (and/or other Obligor's, as applicable) assets, whether tangible or intangible, real or personal.

     8. "RELATED DOCUMENTS" shall mean any and all documents, promissory notes, security agreements, leases, mortgages, guaranties, pledges and any other documents or agreements executed in connection with this Agreement. The term shall include both documents existing at the time of execution of this Agreement and documents executed after this date of this Agreement.

K. MISCELLANEOUS

     1. The Borrower will promptly inform the Lender of any fact or act which materially affects the Borrower's financial condition.

     2. DELETED

     3. Borrower warrants that no provision, warranty or promise made by Borrower in any document related to this transaction causes any conflict whatsoever with the terms of Borrower's articles of incorporation or organization, by-laws, partnership agreement, operating agreement, or any document related to any other transaction Borrower may be involved with, with any other person or entity.

     4. If the Borrower is a corporation, partnership or limited liability company, the Borrower is duly organized, validly existing and in good standing (if applicable) under the laws of the state of its organization. The execution and delivery of this agreement and all documents related hereto, and the performance by the Borrower of its obligations hereunder and thereunder, are within its power, have been duly authorized by proper action on the part of the Borrower and are not in violation of any existing law, rule or regulation of any governmental agency or authority, or any order or decision of any court. This agreement and all documents related hereto to which the Borrower is a party, when executed and delivered, will constitute the valid and binding obligations of the Borrower enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or similar laws of general application effecting the enforcement of creditors' rights and except to the extent that general principles of equity might affect the specific enforcement of such agreements.

     5. This agreement and Related Documents shall be interpreted under the laws of the State of MICHIGAN. Any action brought by either party must be brought in the State courts located in INGHAM County, MICHIGAN. If no county is designated than in the county and state where the Lender is domiciled. Whenever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or the invalidity without invalidating the remainder of such provision or the remaining provisions of this agreement.

     6. The rights and privileges of the Lender hereunder shall inure to the benefit of its successors and assigns, and this agreement shall be binding on all heirs, executors, administrators, assigns, and successors of the Borrower. The Borrower may not assign this agreement or any benefits accruing to it hereunder without the express written consent of the Lender.

ADDITIONAL PROVISIONS

*** REFER TO SECURITY AGREEMENTS DATED 5/28/04 AND ASSIGNMENTS. COMMERCIAL REAL ESTATE MORTGAGE ON PROPERTY LOCATED AT 1118 CENTENNIAL WAY, LANSING, MI - MORTGAGE DATED 05/28/04. SECURED UNLIMITED PERSONAL GUARANTEE OF MAX A. COON DATED 05/28/04. ACCESS/ONSET BIDCO GUARANTEE AGREEMENT DATED 05/28/04. IN ACCORDANCE WITH PARAGRAPH G7 OF THIS AGREEMENT, LENDER PERMITS THE GRANTING BY BORROWER OF A SUBORDINATE SECURITY INTEREST TO ACCESS BIDCO, LLC AND ONSET BIDCO, LLC IN THE SAME COLLATERAL IN WHICH THE LENDER HAS A PRIORITY SECURITY INTEREST.

                         /s/ VS                     /s/ JCS
Both Parties        --------------------         -----------------
Must Initial:       Borrower's Initials          Lender's Initials








By initialing, I acknowledge this is page 3 of 3 of the Business Loan Agreement.

 /s/ VS
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Initials        Initials          Initials          Initials